EXHIBIT 99.2 Q2 Earnings Webcast and Conference Call Second Quarter Fiscal Year 2020 © 2018 | ‹ # ›

Forward-Looking Statements This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. In particular, information appearing in the “Fiscal Year 2020 Guidance” section are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2019 (the “2019 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2019 Annual Report. These risks include: • the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; • Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; • a material security breach or cybersecurity attack affecting the information of Broadridge's clients; • changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; • declines in participation and activity in the securities markets; • the failure of Broadridge's key service providers to provide the anticipated levels of service; • a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; • overall market and economic conditions and their impact on the securities markets; • Broadridge’s failure to keep pace with changes in technology and demands of its clients; • Broadridge’s ability to attract and retain key personnel; • the impact of new acquisitions and divestitures; and • competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation. 2020 | 2

Use of Non-GAAP Financial Measures Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures The Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, and Free cash flow. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results. The Company believes our Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate our ongoing operations, for internal planning and forecasting purposes and in the calculation of performance-based compensation. In addition, and as a consequence of the importance of these Non-GAAP financial measures in managing our business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation. Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings and Adjusted Earnings Per Share These Non-GAAP measures reflect Operating income, Operating income margin, Net earnings, and Diluted earnings per share, as adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items that management believes are not indicative of our ongoing operating performance. These adjusted measures exclude the impact of: (i) Amortization of Acquired Intangibles and Purchased Intellectual Property, (ii) Acquisition and Integration Costs, and (iii) IBM Private Cloud Charges. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non-cash amortization expenses associated with the Company's acquisition activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company’s acquisition activities. IBM Private Cloud Charges represent a charge on the hardware assets to be transferred to International Business Machines Corporation ("IBM") and other charges related to the information technology agreement for private cloud services the Company entered into with IBM. We exclude IBM Private Cloud Charges from our Adjusted Operating income and other earnings measures because excluding such information provides us with an understanding of the results from the primary operations of our business and this item does not reflect ordinary operations or earnings. We also exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, as these non-cash amounts are significantly impacted by the timing and size of individual acquisitions and do not factor into the Company's capital allocation decisions, management compensation metrics or multi-year objectives. Furthermore, management believes that this adjustment enables better comparison of our results as Amortization of Acquired Intangibles and Purchased Intellectual Property will not recur in future periods once such intangible assets have been fully amortized. Although we exclude Amortization of Acquired Intangibles and Purchased Intellectual Property from our adjusted earnings measures, our management believes that it is important for investors to understand that these intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in the amortization of additional intangible assets. Free Cash Flow In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as Net cash flows provided by operating activities less Capital expenditures as well as Software purchases and capitalized internal use software. Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. 2020 | 3

Second Quarter Highlights ▪ 7% Recurring fee revenue growth driven by strong contribution from recent acquisitions ▪ Event-Driven Revenue down 36% to near historic low drove lower EPS • Adjusted EPS down 5% to $0.53 in seasonally small quarter • GAAP EPS down 79% to $0.09 driven by charges associated with the IBM Private Cloud Agreement and increased acquisition amortization ▪ Recent M&A performing well ▪ Strong year-to-date Sales of $83M, up double digits excluding FY19 UBS deal ▪ FY20 Guidance on-track despite significant drop in event-driven revenue • Recurring fee revenue growth of 8-10% driven by pick-up in organic growth in seasonally more important second half • Adjusted EPS growth of 8-12%, expected to be at low end of range ▪ Broadridge remains on track for longer-term opportunity and continues to invest in new product with exciting milestones later this year 2020 | 4

Second Quarter 2020 Operating Review ▪ ICS Recurring revenues: continued growth • Recurring fee revenue growth of 9% (organic growth of 4%) excluding Customer Communications in quarter • Customer Communications revenues declined 3% driven by lower mutual funds communications in quarter ▪ Event-driven activity at decade lows ▪ GTO: on track for stronger growth • Recurring fee revenue growth of 14% (organic growth of 4%) • Strong growth from new sales offset by lower equity trading volumes in 2Q, but set the stage for organic growth acceleration over balance of FY20 • FY19 acquisitions performing well out of the gate ▪ Closed sales remained strong • Double digit increase on a year-to-date basis excluding FY19 UBS sale 2020 | 5 and

Business Update: Focused on Long-term Growth ▪ Regulatory update ▪ Recent acquisitions strengthen core businesses • Wealth: ClearStructure • Governance: FundsLibrary ▪ Broadridge Private Cloud an important step forward in our cloud strategy enabling improved time-to-market, increased resilience, and enhanced focus on differentiated solutions ▪ Remain on track to deliver long-term growth • Targeted M&A investment broadens product lineup • Continued reinvestment despite event-driven pressures • Strong pipeline of innovative new products 2020 | 6

Second Quarter 2020 Revenue Growth Drivers ▪ Second Quarter 2020 Recurring fee revenues grew 7% to $648 million Organic Growth: 1.5% $623M +6 pts. +6 pts. +7% $576M $648M (2) pts. (3) pts. $604M 2Q '19 Recurring Revs. Closed Sales Client Losses Internal Growth Acquisitions 2Q '20 Recurring Revs. ▪ Second Quarter 2020 Total revenues grew 2% to $969 million +5 pts. +2% (2) pts. (1) pt. (1) pt. $969M $953M 2Q '19 Total Revs. Recurring Event-Driven Distribution FX 2Q '20 Total Revs. Note: Amounts may not sum due to rounding. 2020 | 7

Event-Driven Revenue: Near Historic Low Q2 Dollars in millions Note: Significant mutual fund proxy events were noted in FY17 Q4, FY18 Q2, and FY19 Q1. Note: Amounts may not sum due to rounding. 2020 | 8

Second Quarter 2020 Segment Revenue Growth and Drivers Dollars in millions 2Q 2019 2020 Growth Investor Communication Solutions Revenues1 Recurring Fee Revenues $ 357 $ 368 3 % Event-Driven Fee Revenues 48 31 (36)% Distribution Revenues 323 317 (2)% Total ICS Revenues $ 728 $ 716 (2)% Global Technology and Operations Revenues1 $ 247 $ 281 14 % ICS GTO 2Q FY20 Recurring Revenue Growth Drivers Net New Business 3 pts 6 pts Internal Growth (3) pts (2) pts Organic Recurring Fee Revenue Growth 0 pt 4 pts Acquisitions 3 pts 10 pts Recurring Fee Revenue Growth 3% 14% (1) FY2019 revenues have been revised to reflect the Broadridge Advisor Solutions organizational change. This change had the effect of transferring revenues previously reported in the ICS segment to the GTO segment. In aggregate, the Total revenues transferred in 2Q FY2019 were $10.4 million. Note: Amounts may not sum due to rounding. 2020 | 9

Second Quarter 2020 Operating Income and EPS Dollars in millions, except per share amounts Year-over-Year Change in Operating Income Year-over-Year Change in Diluted EPS and and Adjusted Operating Income Adjusted EPS $150 $0.60 (5)% $0.56 $125 $0.53 $0.45 $100 (7)% $101 $0.42 $94 $75 $78 $0.30 $50 (66)% $0.15 (79)% $25 $27 $0.09 $0 $0.00 Operating Income Adjusted Operating Income Diluted EPS Adjusted EPS 2Q 2019 2Q 2020 2Q 2019 2Q 2020 2020 | 10

Capital Allocation and Summary Balance Sheet Dollars in millions Summary Balance Sheet Select Uses of Cash Year to Date as of December 31, 2019 Assets M&A (a) $270 Cash and cash equivalents $ 234 Other assets 4,151 Total assets $ 4,385 CapEx and Software $43 Liabilities and Stockholders' Equity Current portion of long-term debt $ 400 Long-term debt 1,449 $117 Dividends Total debt outstanding 1,849 Other liabilities 1,410 $0 $100 $200 $300 Total liabilities $ 3,259 As of Dec. 31, 2019 Total stockholders' equity $ 1,125 Notes: (a) Includes deferred acquisition payments of $41M related to Q4 2019 acquisitions Note: Amounts may not sum due to rounding. 2020 | 11

Fiscal Year 2020 Guidance - Updated Guidance - Updated Change / Update1 Recurring fee revenue growth 8 - 10% No change Total revenue growth 3 - 6% No change Reduced from Operating income margin - GAAP ~14% ~15%2 Adjusted Operating income margin - Non-GAAP ~18% No change Reduced from Diluted earnings per share growth (4) - 0% 5-9%2 Expected to be at Adjusted earnings per share growth - Non-GAAP 8 - 12% low end of range Closed sales $190 - $230M No change (1) From full-year guidance provided in earnings release Q1 FY20 on 11/6/2019 (2) Fiscal Year 2020 GAAP Operating income margin and Diluted EPS growth guidance has been updated to reflect the impact of acquisitions made in the second quarter and the impact of the IBM Private Cloud Charges 2020 | 12

Supplemental Reporting Detail - Product Line Reporting[1]

Dollars in millions	2019 1Q	2019 2Q	2019 3Q	2019 4Q	2019 FY	2Q 2020 2Q	2Q 2020 % Growth
Investor Communication Solutions ("ICS")							
Equity proxy	$ 31.0	$ 41.7	$ 152.9	$ 211.4	$ 437.0	$ 42.2	1 %
Mutual fund and ETF interims	57.8	60.7	82.1	65.3	265.9	65.1	7 %
Customer communications and fulfillment	174.9	182.6	201.1	177.8	736.4	176.6	(3)%
Other ICS	73.4	71.9	83.5	95.9	324.8	83.5	16 %
Total ICS recurring fee revenues	**$ 337.1**	**$ 357.0**	**$ 519.6**	**$ 550.4**	**$ 1,764.0**	**$ 367.5**	**3 %**
Equity and other	$ 24.1	$ 19.5	$ 35.4	$ 28.3	$ 107.3	$ 15.3	(22)%
Mutual funds	52.8	28.6	33.1	22.7	137.2	15.7	(45)%
Total Event-driven fee revenues	**$ 76.9**	**$ 48.1**	**$ 68.4**	**$ 51.0**	**$ 244.5**	**$ 31.0**	**(36)%**
Distribution	341.0	322.7	417.9	378.2	1,459.8	317.0	(2)%
Total ICS revenues	**$ 755.0**	**$ 727.8**	**$ 1,005.9**	**$ 979.6**	**$ 3,468.3**	**$ 715.6**	**(2)%**
Global Technology and Operations ("GTO")							
Equities and other	$ 198.4	$ 206.8	$ 206.7	$ 219.7	$ 831.7	$ 237.2	15 %
Fixed income	40.0	40.1	41.1	43.4	164.6	43.7	9 %
Total GTO recurring fee revenues	**$ 238.4**	**$ 247.0**	**$ 247.8**	**$ 263.1**	**$ 996.3**	**$ 280.9**	**14 %**
Foreign currency exchange	(20.7)	(21.4)	(28.9)	(31.5)	(102.4)	(27.8)	30 %
Total revenues	**$ 972.8**	**$ 953.4**	**$ 1,224.8**	**$ 1,211.2**	**$ 4,362.2**	**$ 968.7**	**2 %**
Revenues by Type							
Recurring fee revenues	$ 575.5	$ 603.9	$ 767.4	$ 813.5	$ 2,760.3	$ 648.4	7 %
Event-driven fee revenues	76.9	48.1	68.4	51.0	244.5	31.0	(36)%
Distribution revenues	341.0	322.7	417.9	378.2	1,459.8	317.0	(2)%
Foreign currency exchange	(20.7)	(21.4)	(28.9)	(31.5)	(102.4)	(27.8)	30 %
Total revenues	**$ 972.8**	**$ 953.4**	**$ 1,224.8**	**$ 1,211.2**	**$ 4,362.2**	**$ 968.7**	**2 %**

(1) FY2019 revenues have been revised to reflect the Broadridge Advisor Solutions organizational change. This change had the effect of transferring revenues previously reported in the ICS segment to the GTO segment. In the aggregate, the Total revenues transferred in FY2019 were $42.8 million.

Note: Amounts may not sum due to rounding.

Broadridge

2020 | 13

Six Months Fiscal Year 2020 vs. Six Months Fiscal Year 2019 2020 | 14

Six Months (1H) 2020 Revenue Growth Drivers ▪ Six Months Fiscal 2020 Recurring fee revenues grew 8% to $1,272 million Organic Growth: 2% +6 pts. $623M+8% +6 pts. $1,272M $576M (3) pts. (2) pts. $1,179M 1H '19 Recurring Revs. Closed Sales Client Losses Internal Growth Acquisitions 1H '20 Recurring Revs. ▪ Six Months Fiscal 2020 Total revenues declined to $1,917 million $576M +5 pts. (3) pts. (2) pts. (0)% $1,926M (1) pt. $1,917M 1H '19 Total Revs. Recurring Event-Driven Distribution FX 1H '20 Total Revs. Note: Amounts may not sum due to rounding. 2020 | 15

1H 2020 Segment Revenue Growth and Drivers Dollars in millions 1H 2019 2020 Growth Investor Communication Solutions Revenues1 Recurring Fee Revenues $ 694 $ 717 3 % Event-Driven Fee Revenues 125 71 (43)% Distribution Revenues 664 630 (5)% Total ICS Revenues $ 1,483 $ 1,418 (4)% Global Technology and Operations Revenues1 $ 485 $ 555 14 % ICS GTO 1H FY20 Recurring Revenue Growth Drivers Net New Business 3 pts 5 pts Internal Growth (2) pts (1) pt Organic Recurring Fee Revenue Growth 1 pt 3 pts Acquisitions 2 pts 11 pts Recurring Fee Revenue Growth 3% 14% (1) FY2019 revenues have been revised to reflect the Broadridge Advisor Solutions organizational change. This change had the effect of transferring revenues previously reported in the ICS segment to the GTO segment. In aggregate, the Total revenues transferred for the six months ended December 31, 2018 were $21.1 million. Note: Amounts may not sum due to rounding. 2020 | 16

Reconciliation of GAAP to Non- GAAP Measures 2020 | 17

Reconciliation of GAAP to Non-GAAP Measures (Unaudited) Dollars in millions Three Months Ended December 31, Six Months Ended December 31, 2019 2018 2019 2018 Operating income (GAAP) $ 26.8 $ 78.2 $ 99.9 $ 178.3 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 30.3 21.3 58.4 43.2 Acquisition and Integration Costs 3.4 1.3 5.9 2.2 IBM Private Cloud Charges $ 33.4 $ — $ 33.4 $ — Adjusted Operating income (Non-GAAP) $ 93.9 $ 100.8 $ 197.5 $ 223.7 Operating income margin (GAAP) 2.8% 8.2% 5.2% 9.3 % Adjusted Operating income margin (Non-GAAP) 9.7% 10.6% 10.3% 11.6 % Three Months Ended December 31, Six Months Ended December 31, 2019 2018 2019 2018 Net earnings (GAAP) $ 10.1 $ 49.9 $ 66.0 $ 126.6 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 30.3 21.3 58.4 43.2 Acquisition and Integration Costs 3.4 1.3 5.9 2.2 IBM Private Cloud Charges 33.4 — 33.4 — Taxable adjustments 67.1 22.6 97.7 45.4 Tax impact of adjustments (a) (14.8) (5.3) (21.3) (10.3) Adjusted Net earnings (Non-GAAP) $ 62.4 $ 67.2 $ 142.3 $ 161.8 (a) Calculated using the GAAP effective tax rate, adjusted to exclude $2.2 million and $7.9 million of excess tax benefits associated with stock-based compensation for the three and six months ended December 31, 2019, and $0.8 million and $7.9 million of excess tax benefits associated with stock compensation for the three and six months ended December 31, 2018, respectively. For purposes of calculating Adjusted earnings per share, the same adjustments were made on a per share basis. Note: Amounts may not sum due to rounding. 2020 | 18

Reconciliation of GAAP to Non-GAAP Measures (Unaudited) Dollars in millions, except per share amounts Three Months Ended December 31, Six Months Ended December 31, 2019 2018 2019 2018 Diluted earnings per share (GAAP) $ 0.09 $ 0.42 $ 0.56 $ 1.06 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 0.26 0.18 0.50 0.36 Acquisition and Integration Costs 0.03 0.01 0.05 0.02 IBM Private Cloud Charges 0.28 — 0.28 — Taxable adjustments 0.57 0.19 0.83 0.38 Tax impact of adjustments (a) (0.13) (0.04) (0.18) (0.09) Adjusted earnings per share (Non-GAAP) $ 0.53 $ 0.56 $ 1.22 $ 1.35 Six Months Ended December 31, 2019 2018 Net cash flows provided by operating activities (GAAP) $ 11.5 $ 82.1 Capital expenditures and Software purchases and capitalized internal use software (43.0) (30.3) Free cash flow (Non-GAAP) $ (31.5) $ 51.8 (a) Calculated using the GAAP effective tax rate, adjusted to exclude $2.2 million and $7.9 million of excess tax benefits associated with stock-based compensation for the three and six months ended December 31, 2019, and $0.8 million and $7.9 million of excess tax benefits associated with stock-based compensation, for the three and six months ended December 31, 2018. For purposes of calculating Adjusted earnings per share, the same adjustments were made on a per share basis. Note: Amounts may not sum due to rounding. 2020 | 19

Reconciliation of GAAP to Non-GAAP Measures - FY20 Guidance (Unaudited) FY20 Adjusted Earnings Per Share Growth Rate (a) Diluted earnings per share growth (GAAP) (4) - 0% Adjusted earnings per share growth (Non-GAAP) 8% - 12% FY20 Adjusted Operating Income Margin (b) Operating income margin % (GAAP) ~14% Adjusted Operating income margin % (Non-GAAP) ~18% (a) Adjusted earnings per share growth (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, and IBM Private Cloud Charges, and is calculated using diluted shares outstanding. Fiscal year 2020 Non-GAAP Adjusted earnings per share guidance estimates exclude Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, and IBM Private Cloud Charges, net of taxes, of approximately $1.11 per share. (b) Adjusted Operating income margin (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, and IBM Private Cloud Charges. Fiscal year 2020 Non-GAAP Adjusted Operating income margin guidance estimates exclude Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, and IBM Private Cloud Charges of approximately $170 million. 2020 | 20

Broadridge Investor Relations Contact W. Edings Thibault Tel: 516-472-5129 Email: edings.thibault@broadridge.com 2020 | 21